SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------


                                    FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                         SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported) May 28, 1999




                  LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
               (Exact name of registrant as specified in charter)



 Massachusetts                      0-13520                04-2828131
 (State or other                 (Commission file          (IRS employer
 jurisdiction of                    number)                identification no.)
 incorporation)



100 Second Avenue,  Needham, MA                                  02494
(Address of principal executive offices)                       (Zip code)



Registrant's telephone number, including area code: (781) 444-5251

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

 (b) Pro Forma Financial Information.

LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP

     Unaudited Pro Forma Condensed Balance Sheet - March 31, 1999                          4
     Notes to Pro Forma Condensed Balance Sheet                                            5
     Pro Forma Condensed Statement of Operations - Year ended December 31, 1998            6
     Pro Forma Condensed Statement of Operations - Three Months ended March 31, 1999       7
     Notes to Pro Forma Condensed Statement of Operations                                  8

                  LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
                    Pro Forma Condensed Financial Statements






The following unaudited Pro Forma Condensed Financial Statements are based on the historical consolidated financial information of Liberty Housing Partners Limited partnership (the "Partnership"), adjusted to give effect to the disposition of the Partnership's limited partnership interest in Fiddlers Creek Apartments. The Pro Forma Balance Sheet gives effect to the disposition as though it had occurred on March 31, 1999 (the most recent balance sheet date for which the Partnership has reported financial information). The Pro Forma Condensed Statements of Operations give effect to the acquisition and related financing as though the transactions had occurred as of January 1, 1998.

The pro forma adjustments are based upon available data and certain assumptions that the Partnership's management believes are reasonable. The unaudited Pro Forma Condensed Financial Statements are not necessarily indicative of the Partnership's financial position or results of operations that might have occurred had the aforementioned transaction been completed as of the dates indicated above and do not purport to represent what the Partnership's financial position or results of operations might be for any future period or date. The unaudited Pro Forma Condensed Financial Statements should be read in conjunction with the historical financial statements of the Partnership.

                                   LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
                                    Unaudited Pro Forma Condensed Balance Sheet



                                                              Historical          Pro Forma            Pro Forma
                                                            March 31, 1999       Adjustments         March 31, 1999
                                                            --------------       -----------         --------------

Assets
Current assets:
   Cash and cash equivalents                                  $     55,082      $   483,451  (1)     $    138,423
                                                                                     (8,000) (1)
                                                                                   (392,110) (2)

   Notes and accrued interest receivable, current
     maturities                                                    163,258          (33,578) (1)          129,680
                                                              ------------      -----------          ------------

     Total current assets                                          218,340           49,763               268,103

Investments in local limited partnerships                        2,058,950         (497,899) (1)        1,561,051
                                                              ------------      -----------          ------------
     Total assets                                             $  2,277,290      $  (448,136)         $  1,829,154
                                                              ============      ===========          ============

Liabilities and Partners' Deficit
Current liabilities:
   Purchase Money Notes, current maturities                   $ 13,851,916      $ 2,567,298  (1)     $ 11,284,618
   Accounts payable to affiliates                                  197,771                                197,771
   Accounts payable                                                  3,247                                  3,247
   Accrued expenses                                                 16,500                                 16,500
   Accrued interest payable                                        260,781           70,825  (1)          189,956
                                                              ------------      -----------          ------------
     Total current liabilities                                  14,330,215        2,638,123            11,692,092

Purchase Money Notes, net of current maturities                  1,037,683                              1,037,683
                                                              ------------      -----------          ------------
     Total liabilities                                          15,367,898        2,638,123            12,729,775

Contingencies                                                           --                                     --

Partners' deficit:
   General partners:
     Capital contributions                                           4,202                                  4,202
     Capital distributions                                             (72)                                   (72)
     Accumulated loses                                            (231,625)                              (231,625)
                                                              ------------      -----------          ------------
                                                                  (227,495)                              (227,495)

   Limited partners (21,566 units at March 31, 1999):
     Capital contributions (net of offering costs of
       $1,134,440)                                               9,649,520                              9,649,520
     Capital distributions                                          (7,122)         392,110  (2)         (399,232)
     Accumulated losses                                        (22,505,511)      (2,582,097) (1)      (19,923,414)
                                                              ------------      -----------          ------------

                                                               (12,863,113)      (2,189,987)          (10,673,126)

     Total partners' deficit                                   (13,090,608)      (2,189,987)          (10,900,621)


     Total liabilities and partners' deficit                  $  2,277,290      $   448,136          $  1,829,154
                                                              ============      ===========          ============

                                              See accompanying notes.


                  LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
              Notes to Unaudited Pro Forma Condensed Balance Sheet


Pro forma adjustments include adjustments necessary to reflect the disposition of the Partnership's investment in Fiddlers Creek Apartments. A description of the pro forma adjustments is as follows:

(1) To record the gain on sale of the Fiddlers Creek investment, as follows:
       Cash received                                                                             $  483,451
       Liability for Purchase Money Notes, current maturities, assumed by purchaser               2,567,298
       Liability for accrued interest payable assumed by purchaser                                   70,825
       Less: Investment in local limited partnership interest sold                                 (497,899)
       Less:  partial transfer of the  Partnership's  notes and accrued  interest  receivable from Linden Park  Associates  Limited  Partnership  paid as  consulting  fees due in
         connection with the disposition                                                            (33,578)
       Less: legal fees                                                                              (8,000)
                                                                                                 ----------
       Gain on sale of investment in Fiddlers Creek Apartments                                   $2,582,097
                                                                                                 ==========

(2) To record amounts distributable to, or for the benefit of the holders of limited partnership units, as follows:

       Amount distributable to limited partners                                                  $  392,110
       North Carolina withholding taxes on amount distributable                                     242,110
                                                                                                 ----------
       Net cash distribution to limited partners                                                 $  150,000
                                                                                                 ==========

                                    LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
                                    Pro Forma Condensed Statement of Operations

                                                              Historical                              Pro Forma
                                                                for the                                for the
                                                              year ended          Pro Forma           year ended
                                                           December 31, 1998     Adjustments      December 31, 1998
                                                           ---------------------------------------------------------

Interest income                                               $     36,347      $        25  (2)     $     36,372

Expenses:

   Interest expense                                              2,672,560         (466,940) (3)        2,205,660

   General and administrative expense                              143,677                                143,677
                                                              ------------      -----------          ------------

Total expenses                                                   2,816,237         (466,940)            2,349,297

Loss before equity in local limited partnership
   operations                                                   (2,779,890)         466,964            (2,312,926)

Equity in income of local limited partnership
   investments                                                     224,229         (132,181) (1)           92,048
                                                              ------------      -----------          ------------


Net loss before extraordinary items                             (2,555,661)         334,783            (2,220,878)

Extraordinary items:
   Gain on sale of investment in Fiddlers Creek
      Apartments                                                                  2,669,806  (4)        2,669,806
                                                              ------------      -----------          ------------

Net income                                                    $ (2,555,661)     $ 3,004,589          $    448,928
                                                              ============                           ============

Units used in computing Basic Net Income/ (Loss) per
   Limited Partnership Unit                                         21,566                                 21,566
                                                              ============                           ============

Basic Net Loss before extraordinary items per Limited
   Partnership Unit                                           $    (117.32)                          $    (101.95)
                                                              ============                           ============

Basic Net Income/(Loss) per Limited Partnership Unit          $    (117.32)                          $      20.61
                                                              ============                           ============

                                              See accompanying notes.

                                    LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
                                    Pro Forma Condensed Statement of Operations


                                                              Historical                              Pro Forma
                                                             for the three                          for the three
                                                             months ended         Pro Forma          months ended
                                                            March 31, 1999       Adjustments        March 31, 1999
                                                            ------------------------------------------------------
Interest income                                               $     12,967      $         6  (2)     $     12,973

Expenses:

   Interest expense                                                748,937         (129,122) (3)          619,815

   General and administrative expense                               31,545                                 31,545
                                                              ------------      -----------          ------------
Total expenses                                                     780,482         (129,122)              651,360

Loss before equity in local limited partnership
    operations                                                    (767,515)         129,128              (638,387)

Equity in income of local limited partnership
    investments                                                     15,625          (18,219) (1)           (2,594)
                                                              ------------      -----------          ------------

Net loss before extraordinary items                               (751,890)         110,909              (640,981)

Extraordinary items:

   Gain on sale of investment in Fiddlers Creek
     Apartments                                                                   2,669,806  (4)        2,669,806
                                                              ------------      -----------          ------------
Net income                                                    $   (751,890)     $ 2,780,715          $  2,028,825
                                                              ============                           ============

Units used in computing Basic Net Income/ (Loss) per
   Limited Partnership Unit                                         21,566                                 21,566
                                                              ============                           ============

Basic Net Loss before extraordinary items per Limited
   Partnership Unit                                           $     (34.52)                          $     (29.42)
                                                              ============                           ============

Basic Net Income/(Loss) per Limited Partnership Unit          $     (34.52)                          $      93.13
                                                              ============                           ============





                                              See accompanying notes.

                                           LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP
                                       Notes to Pro Forma Condensed Statements of Operations





                                                                                       Year ended            Three months ended
                                                                                    December 31, 1998           March 31, 1999
                                                                                   -------------------       -------------------

Pro forma adjustments include adjustments necessary to reflect the disposition of the Partnership's investment in Fiddlers Creek Apartments. A description of the pro forma adjustments is as follows:

(1) To reverse income and distributions from Fiddlers Creek Apartments, as follows:

       Equity in income of Fiddlers Creek Apartments                                 $       132,181            $      18,219

(2) To reverse interest income and discount amortization on the portion of the Linden Park Apartments notes receivable which was payable as consulting fees in connection with the disposition , as follows:

       Discount amortization                                                         $         2,221            $         555
       Less: Interest income                                                                   2,196                      549
                                                                                     ---------------            -------------
               Notes and accrued interest receivable, current maturities             $            25            $           6
                                                                                     ===============            =============

(3)    To reverse  interest  expense and  discount  amortization  on the related
       Purchase Money Notes, as follows:

       Interest expense                                                              $       157,500            $      39,375
       Discount amortization                                                                 309,440                   89,747
                                                                                     ---------------            -------------
               Purchase Money Notes, current maturities                              $       466,940            $     129,122
                                                                                     ===============            =============

(4)    To record the gain on  disposition  of the  investment in Fiddlers  Creek
       Apartments, as follows:

       Cash received                                                                 $       483,451            $      483,451
       Liability for Purchase Money Notes,  current  maturities  assumed
           by purchaser                                                                    2,509,002                 2,509,002
       Liability for accrued interest payable assumed by purchaser                            70,825                    70,825
       Less: investment in Fiddlers Creek Apartments                                        (351,894)                 (351,894)
       Less:  partial  transfer of the  Partnership's  notes and accrued interest  receivable from Linden Park Associates Limited  Partnership
           in payment of consulting fees paid in connection with the disposition             (33,578)                  (33,578)
       Less: legal fees                                                                       (8,000)                   (8,000)
                                                                                      ==============            ==============
                                                                                      $   (2,669,806)           $   (2,669,806)
                                                                                      ==============            ==============

                                                                8

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                LIBERTY HOUSING PARTNERS LIMITED PARTNERSHIP

                                 By:   TNG Properties Inc.
                                       Managing General Partner



                                 By:   /s/  Wilma R. Brooks
                                       Wilma R. Brooks
                                       Chief Financial Officer
Date: August 5, 1999


                                       9